Exhibit 10(c)(c)(c)

AMENDMENT dated as of June 1, 2015 (this “Amendment”), to the TERM LOAN AGREEMENT dated as of April 30, 2015 (the “Term Loan Agreement”) among HEWLETT-PACKARD COMPANY (the “Borrower”), the Lenders party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS the Borrower and the Lenders under the Term Loan Agreement party hereto, constituting the Required Lenders under the Term Loan Agreement, desire to amend the Term Loan Agreement, on the terms and subject to the conditions set forth herein, to clarify the application of the Term Loan Agreement to the provision by the Borrower and its subsidiaries of collateral under credit support annexes or other arrangements to secure obligations of the Borrower or its subsidiaries in respect of interest rate swap agreements or other hedging agreements.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Term Loan Agreement.

SECTION 2.  Amendment of the Term Loan Agreement.  Effective as of the Amendment Execution Date, the Term Loan Agreement is hereby amended as follows:

(a)  Section 6.01(g) of the Term Loan Agreement is amended by inserting the text “or other obligations” immediately after each reference to “Indebtedness” therein; and

(b)  Section 6.02 of the Term Loan Agreement is amended by inserting the text “or other obligations” immediately after the reference to “Indebtedness” therein.

SECTION 3.  Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment Execution Date, that:

(a)  The representations and warranties of the Borrower set forth in the Term Loan Agreement are true and correct in all material respects on and as of the Amendment Execution Date.

(b)  On and as of the Amendment Execution Date, after giving effect to this Amendment, no Default has occurred and is continuing under the Term Loan Agreement.

SECTION 4.  Amendment Effectiveness.  The Amendment will become effective on the first date (the “Amendment Execution Date”) on which (a) the Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) Lenders that constitute at least the Required Lenders under the Term Loan Agreement and (iii) the Administrative Agent, either (x) counterparts of this Amendment (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent that such party has signed a counterpart of this Amendment and (b) the Borrower has confirmed to the Administrative Agent that amendments to each of the 2012 Credit Agreement and the 2014 Credit Agreement effecting the same changes to Section 6.01(g) and Section 6.02 of each such agreement as the changes to such provisions under the Term Loan Agreement effected hereby have become effective in accordance with their terms.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Execution Date, and such notice shall be conclusive and binding.

SECTION 5.  Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Term Loan Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement in similar or different circumstances.

(b)  On and after the Amendment Execution Date, each reference in the Term Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall be deemed to be a reference to the Term Loan Agreement as amended hereby.

SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

HEWLETT-PACKARD COMPANY,

by
/s/ Rishi Varma
Name: Rishi Varma
Title: SVP, Deputy General Counsel and Assistant Secretary

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by
/s/ Timothy D. Lee
Name: Timothy D. Lee
Title: Vice President

Name of Lender: CITIBANK, N.A.,

by
/s/ Susan Olsen
Name:	Susan Olsen
Title:	Vice President

Name of Lender: BANK OF AMERICA, N.A.,

by
/s/ Jeannette Lu
Name:	Jeannette Lu
Title:	Vice President

Name of Lender: GOLDMAN SACHS BANK USA,

by
/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH,

by
/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

For any Lender that requires a second signature line:

by
/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President